UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS

April 30, 2025

Freedom Lifetime Income

Issued by Empire Fidelity Investments Life Insurance Company®

(“EFILI”)

This Updating Summary Prospectus summarizes key features of Freedom Lifetime Income, an individual, single premium, immediate variable income annuity contract. This Updating Summary Prospectus also provides a summary of certain Contract features that have changed.

The prospectus for Freedom Lifetime Income contains more information about the Contract, including the Contract’s features, benefits, and risks. You can find the current prospectus and other information about Freedom Lifetime Income online at www.dfinview.com/Fidelity/PUFT/FLI. You can also obtain this information at no cost by calling 1-800-634-9361 or by sending an email to filifunddocuments@fidelity.com.

Important Disclosures:

The Contract is a complex investment and involves risks, including risk of loss. It is not a short-term investment and is not suitable for an investor who needs ready access to cash. The taxable portion of a distribution will generally be taxed as ordinary income and may be subject to a penalty tax if received before age 59 1⁄2.

EFILI’s obligations and guarantees under the Contract are subject to EFILI’s financial strength and claims-paying ability.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

Annuitant(s) - You are the Annuitant. You may designate a Joint Annuitant on your application. If there is a Joint Annuitant, you and the Joint Annuitant together are the Annuitants. You receive lifetime annuity income. For a Qualified Contract, all annuity income during your lifetime must be received only by you. For a Non-qualified Contract with a Joint Annuitant, we will distribute annuity income to both you and the Joint Annuitant while you both are alive. Either you or the Joint Annuitant generally must be no older than age 85 on the Contract Date. To have a Withdrawal Period, either you or the Joint Annuitant generally must be no more than 72 years old on the Contract Date, and the Contract must be a Qualified Contract. For a Qualified Contract, you must also be the sole Owner.

Annuity Income Dates - The dates on which we determine the amount of annuity income. If the New York Stock Exchange is closed on an Annuity Income Date, we will determine the amount of annuity income on the next day it is open. You choose whether you want Annuity Income Dates to be monthly, quarterly, semiannual, or annual.

Annuity Income Unit (also “unit”) - A unit of measure used to calculate the amount of annuity income for a Subaccount.

Base Contract Expenses - Expenses that we assess daily at an annual effective rate against the assets of each Subaccount, comprised of a Mortality and Expense Risk Charge and an Administrative Charge.

Benchmark Rate of Return - The 3.5% annualized return that is assumed in the calculation of each amount of annuity income.

Beneficiary(ies) - The person(s) you designate to receive any payments under this Contract only when all Annuitants are no longer living. A Beneficiary who makes a timely election may choose to receive a lump sum instead of any remaining periodic annuity income.

Code - The Internal Revenue Code of 1986, as amended.

Contract - A variable immediate annuity contract designed to provide you and the Joint Annuitant, (if any), with annuity income for your life (or lives) beginning with the first Annuity Income Date.

Contract Date - The date your Contract becomes effective. This will be stated in your Contract.

Exchange - A transfer from one Subaccount to another.

Funds - The mutual fund portfolios in which the Subaccounts invest.

Guarantee Period - A Contract with a Guarantee Period provides annuity income through a specified date even if no Annuitant lives to the end of the Guarantee Period. If no Annuitant lives to the end of the Guarantee Period, each Beneficiary will continue to receive income for the remainder of the Guarantee Period unless he or she chooses a commuted value as a lump sum benefit instead. A Contract with a Guarantee Period will provide lower annuity income on each Annuity Income Date than an otherwise identical Contract without a Guarantee Period.

IRA - Refers generally to both an Individual Retirement Account and an Individual Retirement Annuity as defined in sections 408(a) and (b), respectively, of the Code. When it is used to refer to a Qualified Contract, it means a Contract that qualifies as an Individual Retirement Annuity as defined in section 408(b) of the Code.

Joint Annuitant - For a Qualified Contract, the Joint Annuitant (if any) (1) receives lifetime annuity income when you are no longer living; and (2) may not be an Owner.

For a Non-qualified Contract, the Joint Annuitant (1) will receive annuity income jointly with you in accordance with the terms of the Contract, and (2) may be an Owner, but does not have to be an Owner.

For both Qualified Contracts and Non-qualified Contracts, either you or the Joint Annuitant generally must be no older than age 85 on the Contract Date.

Non-qualified Contract - A Contract other than a Qualified Contract. This type of Contract may be purchased with money from any source, but you should generally not purchase a Non-qualified Contract with money from a qualified plan, IRA, 403(b) plan, or similar arrangement (other than a non-qualified deferred annuity contract).

Owner(s) - You, the Annuitant, are an Owner. For a Qualified Contract, you must be the sole Owner. For a Non-qualified Contract with a Joint Annuitant, the Joint Annuitant may also be an Owner. No other person may be an Owner. Owners have certain rights under the Contract.

Purchase Payment - The single payment you made to us in exchange for which we issued you a Contract.

Qualified Contract - A Contract that qualifies as an Individual Retirement Annuity under section 408(b) of the Code.

Subaccounts - A division of the Variable Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds available in the Contract.

Total Return - The investment performance of a Subaccount after all expenses.

Trading among Subaccounts - Transfers of amounts among the Subaccounts.

Valuation Period - The period of time from the time Annuity Income Unit values are calculated to the next time such values are calculated. These calculations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

Variable Account - Fidelity Investments Variable Annuity Account I.

Withdrawal Period - Period of time money can be withdrawn from a Contract that was purchased with this feature. See 6(d). Contracts purchased with a Withdrawal Period (in the Prospectus).

You - You are the Annuitant and an Owner.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated 4/30/2024. This may not reflect all of the changes that have occurred since you entered into your Contract.

Fund Performance and Expenses	For updated Fund performance and expense information, see Appendix A: Funds Available Under the Contract.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS				Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?	No
Are There Transaction Charges?	No
Are There Ongoing Fees and Expenses?	Yes, the table below describes the fees and expenses that you may pay each year, depending on the annuity income and investment options you choose. Please refer to your Contract Schedule page for information about the specific fees you will pay each year based on the options you have elected.			Fee Tables 8. Current Charges and Other Deductions Appendix A: Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract Expenses	0.60%[1]	0.60%[1]
	Subaccounts (Fund fees and expenses)	0.28%[2]	0.76%[2]

[1] As a percentage of the Contract allocated to the Variable Account.
[2] As a percentage of the net assets of each Subaccount.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.
	Lowest Annual Cost $320A		Highest Annual Cost $999B
	Assumes		Assumes
	• Investment of $100,000 • 5% annual appreciation • Least expensive combination of Fund fees and expenses • No transfers or withdrawals		• Investment of $100,000 • 5% annual appreciation • Most expensive combination of Fund fees and expenses • No transfers or withdrawals

A Assumes annuity payments based on 85-year-old male, Single Life Annuity, no Guarantee Period, and 3.5% Benchmark Rate of Return.
B Assumes annuity payments based on 45-year-old couple, Joint and Survivor Annuity with Full Annuity Income to the Survivor, 45-year Guarantee Period, and 3.5% Benchmark Rate of Return.

RISKS		Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes, you can lose money by investing in the Contract.	1. Principal Risks of Investing in the Contract 2(a). EFILI and the Variable Account 2(b). The Funds
Is this a Short-Term Investment?	No, the Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. This is because the benefits of long-term income are more advantageous to investors with a long-term time horizon. Also, investors do not have any or only limited access to the amount invested in the Contract.	1. Principal Risks of Investing in the Contract
What Are the Risks Associated with the Investment Options?

•  An investment in the Contract is subject to the risk of poor performance of the Subaccounts.

•  The amount of annuity income will vary based on the performance of the Subaccount(s) that you select.

•  Each Subaccount will have its own unique risks.

•  You should review each Fund’s prospectus carefully before making an investment decision.

1. Principal Risks of Investing in the Contract 2(a). EFILI and the Variable Account 2(b). The Funds 4. Annuity Income
What Are the Risks Related to the Insurance Company?	The Contract is issued by and subject to the risks related to Empire Fidelity Investments Life Insurance Company (“EFILI”, “we”, or “us”). The obligations, guarantees, and benefits of the Contract are subject to EFILI’s financial strength and claims-paying ability. EFILI has an A+ Financial Strength Rating from AM Best as of February 12, 2025.	1. Principal Risks of Investing in the Contract 2(a). EFILI and the Variable Account

RESTRICTIONS		Location in Prospectus
Are There Restrictions on the Investment Options?

Yes, the following restrictions may apply:

•  Additional Purchase Payments are not allowed.

•  You may invest in only one Subaccount at any time.

•  You are limited to making four Exchanges each calendar year.

•  Contract Owners who engage in frequent Exchanges may be subjected to temporary or permanent restrictions on future purchases or Exchanges.

•  We have the right to eliminate any Subaccount, to combine Subaccounts, or to substitute a fund for the Fund in which a Subaccount invests.

3. Purchase Payment 7. Trading Among Subaccounts 11(a). Changes in Subaccounts
Are There any Restrictions on Contract Benefits?	Yes, important conditions and limitations apply to Contracts purchased with a Withdrawal Period, including: withdrawals reduce the amount of annuity income and may cause the Withdrawal Period to shorten or end.	6. Benefits Available Under the Contract

TAXES		Location in Prospectus
What Are the Contract’s Tax Implications?

•  Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.

•  For a Qualified Contract purchased with a contribution transferred from an IRA or rolled over from a qualified plan, you do not get any additional tax benefit from this Contract.

•  For a Qualified Contract, the entire amount of annuity income each year will generally be taxable as ordinary income unless your Purchase Payment includes after-tax contributions.

•  For a Non-qualified Contract, a portion of the annuity income each year will generally be taxable as ordinary income until you have recovered the “investment in the Contract,” after which the entire amount of annuity income will be taxable.

•  The taxable portion of a withdrawal will generally be taxed as ordinary income. A penalty tax equal to 10% of the amount treated as taxable income may be imposed on amounts received before age 59 1⁄2.

1. Principal Risks of Investing in the Contract 3. Purchase Payment 9. Tax Considerations

CONFLICTS OF INTEREST		Location in Prospectus
How Are Investment Professionals Compensated?	Your investment professional may receive compensation in the form of commissions for having sold this Contract to you. This financial incentive may have influenced your investment professional to recommend this Contract over another investment.	2(b). The Funds 2(c). Selling the Contracts
Should I Exchange My Contract?	Your investment professional may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	“Replacement of Contracts” under 3. Purchase Payment

APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.dfinview.com/Fidelity/PUFT/FLI. You can also request this information at no cost by calling 1-800-634-9361 or by sending an email request to filifunddocuments@fidelity.com.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year

Seeks high total return with a secondary objective of principal preservation as the fund approaches its ultimate target asset allocation and beyond	Fidelity Variable Insurance Product (“VIP”) Freedom Lifetime Income I Adviser: Fidelity Management & Research Company LLC	0.40%	4.28%	2.46%	3.36%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its ultimate target asset allocation and beyond	Fidelity VIP Freedom Lifetime Income II Adviser: Fidelity Management & Research Company LLC	0.44%	5.57%	3.66%	4.75%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its ultimate target asset allocation and beyond	Fidelity VIP Freedom Lifetime Income III Adviser: Fidelity Management & Research Company LLC	0.51%	7.8%	5.24%	6.11%

Seeks high current income and, as a secondary objective, capital appreciation	Fidelity VIP FundsManager 20% Adviser: Fidelity Management & Research Company LLC	0.51%*	5.53%	2.96%	3.32%

Seeks high current income and, as a secondary objective, capital appreciation	Fidelity VIP FundsManager 30% Adviser: Fidelity Management & Research Company LLC	0.55%*	6.42%	—	—

Seeks current income as well as total return. The fund also considers the potential for capital appreciation	Fidelity VIP FundsManager 40% Adviser: Fidelity Management & Research Company LLC	0.59%*	7.46%	—	—

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Seeks high total return	Fidelity VIP FundsManager 50% Adviser: Fidelity Management & Research Company LLC	0.64%*	8.51%	5.75%	5.85%
Seeks high total return	Fidelity VIP FundsManager 60% Adviser: Fidelity Management & Research Company LLC	0.66%*	9.58%	6.57%	6.67%
Seeks high total return	Fidelity VIP FundsManager 70% Adviser: Fidelity Management & Research Company LLC	0.68%*	10.88%	7.55%	7.46%
Seeks high total return	Fidelity VIP FundsManager 85% Adviser: Fidelity Management & Research Company LLC	0.71%*	12.51%	8.73%	8.6%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity	Fidelity VIP Government Money Market Adviser: Fidelity Management & Research Company LLC	0.28%	5.08%	2.31%	1.6%

Each Fidelity Subaccount invests in Investor Class shares of each Fund.

*	This Fund’s current expenses reflect temporary fee reductions.

This Summary Prospectus incorporates by reference the prospectus and the Statement of Additional Information (SAI), both dated April 30, 2025, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Edgar Contract Identifier: C000024025

EFFLI-USP-0425

1.9919754.100